Darwin Professional Underwriters, Inc. and Subsidiaries
Selected Supplemental Operating Results Data
Three and Six Months Ended June 30, 2006 and 2005
	(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended	June 30,	$ Change	Percent Change	Six Months Ended	June 30,	$ Change	Percent Change
	2006	2005	2006-2005	2006-2005	2006	2005	2006-2005	2006-2005
Consolidated Statements of Operations:

Insurance Revenues-
Gross premiums written......................................	$58,064	$36,655	$21,409	58.4%	$117,948	$70,520	$47,428	67.3%
Ceded premiums written.....................................	(21,644)	(15,837)	(5,807)	36.7%	(44,740)	(29,161)	(15,579)	53.4%

Net premiums written.........................................	36,420	20,818	15,602	74.9%	73,208	41,359	31,849	77.0%
(Increase) decrease in unearned premiums................	(4,466)	(873)	(3,593)	411.6%	(13,950)	(2,670)	(11,280)	422.5%

Net premiums earned...................................	31,954	19,945	12,009	60.2%	59,258	38,689	20,569	53.2%

Insurance Expenses-
Losses and loss adjustment expenses incurred..........	21,767	13,733	8,034	58.5%	41,031	26,845	14,186	52.8%
Commissions and brokerage expenses.....................	3,356	2,283	1,073	47.0%	5,988	4,374	1,614	36.9%
Other underwriting, acquisition and operating expenses	5,633	3,599	2,034	56.5%	10,112	6,631	3,481	52.5%

Total insurance expenses.................................	30,756	19,615	11,141	56.8%	57,131	37,850	19,281	50.9%

Net underwriting gain (loss)..................................	1,198	330	868	263.0%	2,127	839	1,288	153.5%

Other Income (Expenses)-
Net investment income.......................................	3,763	931	2,832	304.2%	7,123	1,563	5,560	355.7%
Realized investment gains (losses).........................	(3)	—	(3)	*	(13)	(60)	47	(78.3)%
Other income (expenses), net...............................	(119)	(297)	178	(59.9)%	(278)	(654)	376	(57.5)%

Net other income (expenses)..................................	3,641	634	3,007	474.3%	6,832	849	5,983	704.7%

Earnings before income taxes................................	4,839	964	3,875	402.0%	8,959	1,688	7,271	430.7%
Income tax expense..............................................	1,462	326	1,136	348.5%	2,794	626	2,168	346.3%

Net earnings....................................................	$3,377	$638	$.2,739	429.3%	$6,165	$1,062	$5,103	480.5%

* Denotes not meaningful.

Darwin Professional Underwriters, Inc. and Subsidiaries
Selected Supplemental Operating Results Data	(Continued)
Three and Six Months Ended June 30, 2006 and 2005
(Unaudited)
(Dollars in thousands, except per share amounts)

Three Months Ended	June 30,	$ Change	Percent Change	Six Months Ended	June 30,	$ Change	Percent Change
2006	2005	2006-2005	2006-2005	2006	2005	2006-2005	2006-2005
Selected Ratios:

Combined Ratio-
Loss ratio........................................................	68.1%	68.9%	(0.8)%	69.2%	69.4%	(0.2)%

Commissions and brokerage expense ratio.................	10.5%	11.4%	(0.9)%	10.1%	11.3%	(1.2)%
Other underwriting, acquisition and operating
expenses ratio................................................	17.7%	18.0%	(0.3)%	17.1%	17.1%	0.0%
Total expense ratio.............................................	28.2%	29.4%	(1.2)%	27.2%	28.4%	(1.2)%

Combined ratio...............................................	96.3%	98.3%	(2.0)%	96.4%	97.8%	(1.4)%

Premiums Written Ratios-
Net premiums written/gross premiums written............	62.7%	56.8%	5.9%	62.1%	58.6%	3.5%
Ceded premiums written/gross premiums written.......	37.3%	43.2%	(5.9)%	37.9%	41.4%	(3.5)%
Net premiums earned/net premiums written...............	87.7%	95.8%	(8.1)%	80.9%	93.5%	(12.6)%

Earnings Per Share (EPS):

Basic earnings per share-
Net earnings per share .........................................	$0.13	$0.10	$1.04	$0.16

Net earnings-numerator for basic EPS.......................	$912	$638	$3,700	$1,062

Weighted average shares outstanding-denominator for
Basic EPS ...................................................	7,094,352	6,600,000	3,547,176	6,600,000

Diluted earnings per share-
Net earnings per share.........................................	$0.10	$0.08	$0.37	$0.13

Net earnings-numerator for diluted EPS....................	$912	$638	$6,165	$1,062

Weighted average shares outstanding-denominator for
diluted EPS ................................................	8,719,928	8,119,224	16,535,583	8,133,049

Incremental diluted earnings per share-
Six months ending June 30, 2006 net earnings per share.	$0.37
Less three months ending March 31, 2006
net earnings per share.......................................	$0.17
Incremental year to date change in earnings per share....	$0.20

	Darwin Professional Underwriters, Inc. and Subsidiaries
	Selected Supplemental Operating Results Data		(Continued)
	Three and Six Months Ended June 30, 2006 and 2005
	(Unaudited)
	(Dollars in thousands, except per share amounts)

	Three Months Ended	June 30,	$ Change	Percent Change	Six Months Ended	June 30,	$ Change	Percent Change
	2006	2005	2006-2005	2006-2005	2006	2005	2006-2005	2006-2005
Gross Premiums Written and Earned by Specialty Liability Product:

Gross premiums written-
Directors and Officers .......................................	$12,006	$8,509	$3,497	41.1%	$20,212	$14,776	$5,436	36.8%
Errors and Omissions ..........................................	24,484	13,816	10,668	77.2%	55,324	26,260	29,064	110.7%
Medical Malpractice Liability..............................	21,574	14,329	7,245	50.6%	42,412	29,484	12,928	43.8%
Total gross premiums written..............................	$58,064	$36,654	$21,410	58.4%	$117,948	$70,520	$47,428	67.3%

Gross premiums earned-
Directors and Officers .......................................	$9,179	$6,845	$2,334	34.1%	$17,694	$13,404	$4,290	32.0%
Errors and Omissions ..........................................	20,296	10,945	9,351	85.4%	37,862	20,885	16,977	81.3%
Medical Malpractice Liability..............................	21,181	12,558	8,623	68.7%	40,332	23,431	16,901	72.1%
Total gross premiums earned.............................	$50,656	$30,348	$20,308	66.9%	$95,888	$57,720	$38,168	66.1%

Income Taxes:

Income tax expense..........................................	$1,462	$326	$1,136	348.5%	$2,794	$626	$2,168	346.3%

Effective tax rate on earnings before taxes.................	30.2%	33.8%		(3.6)%	31.2%	37.1%		(5.9)%

Darwin Professional Underwriters, Inc. and Subsidiaries
Selected Supplemental Balance Sheet Data
June 30, 2006 and December 31, 2005
(Dollars in thousands, except per share and duration amounts)
	June 30,	December 31,
	2006	2005
	(Unaudited)
Selected Balance Sheet Totals:

Total cash and investments.......................................	$360,224	$315,113

Total assets............................................................	$529,881	$446,991

Total liabilities........................................................	$326,741	$247,468

Total preferred stock.................................................	$—	$2,106

Total shareholder’s equity...........................................	$203,140	$197,417

			December 31,
			2005

Book Value Per Common Share:		Pro forma (2)	Actual (1)

Book value per common share...................................	$11.92	$11.96	$401.87

Tangible book value per common share.........................	$11.49	$11.53	$387.43

Annualized net income return on average equity (3)...	6.2%

(1) Actual book value per share based on the 1,505,625 shares of restricted common stock outstanding, prior to conversion of all of the Series B Convertible Preferred Stock into 14,850,000 shares of DPUI common stock.
(2) Pro forma book value per share gives effect to the conversion of all of the Series B Convertible Preferred Stock into
14,850,000 shares of DPUI common stock, issuance of 144,375 shares of restricted stock immediately prior to the initial
Public offering and the 1,505,625 shares of restricted common stock outstanding.
(3) Annualized six months ended June 30, 2006 net earnings.
Darwin Professional Underwriters, Inc. and Subsidiaries
	Selected Supplemental Balance Sheet Data (Continued)
	June 30, 2006 and December 31, 2005
(Dollars in thousands, except per share and duration amounts)
	June 30,	December 31,
	2006	2006

Investments:

Fixed maturity securities............................................	$255,877	$120,770
Short-term investments.............................................	81,940	184,088
Total investments..................................................	$337,817	$304,858

Fixed maturities average option adjusted duration..............	3.72	1.57

Book yield on all investments held................................	4.79%	3.21%

Taxable equivalent yield on all investments held...............	5.36%	3.28%

Gross Outstanding Loss and Loss Adjustment

Expense (LAE) Reserves:	June 30,	December 31,

	2006	2005

Case..................................................................	$21,879	$11,912
IBNR...................................................................	167,317	121,138
ULAE..................................................................	6,718	5,039
Total loss and LAE reserves....................................	$195,914	$138,089

Cash Flows:	Six Months Ended

	June 30,

	2006	2005

Cash flows from operating activities.............................	$50,073	$30,307
Cash flows used in investing activities ...........................	(37,921)	(56,258)
Cash flows from financing activities .............................	—	25,240
Net increase (decrease) in cash .................................	$12,152	$(711)

Paid losses............................................................	$3,993	$821